UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported): October 20, 2004
                                                  ----------------

                 PARK ELECTROCHEMICAL CORP.
---------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


        New York               1-4415         11-1734643
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(State or Other Jurisdication (Commission     (IRS Employer
of Incorporation)             File Number)  Identification No.)


5 Dakota Drive, Lake Success,   New York         11042
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(Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code (516)354-4100
                                                   --------------
                         Not Applicable
-----------------------------------------------------------------
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ] Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)
   [  ] Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)
   [  ] Pre-commencement communications pursuant to Rule 14d-
        2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ] Pre-commencement communications pursuant to Rule 13e-
        4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.
--------- ------------

           Park Electrochemical Corp. (the "Company") issued a news release on October 20, 2004 reporting that its Board of Directors has authorized the Company's purchase, on the open market and in privately negotiated transactions, of up to 2,000,000 shares of its common stock, representing approximately 10% of the Company's 19,899,389 total outstanding shares as of the close of business on October 19, 2004, and reporting that this authorization replaces the Board of Directors' previous authorizations in June and September 1998 to purchase up to a total of 3,959,970 shares of the Company's common stock, that the Company purchased a total of 1,654,800 shares pursuant to the previous authorizations at an average share cost of $8.129, that all of such shares were purchased in September 1998, that there were 2,305,170 shares available to be purchased by the Company pursuant to the previous share purchase authorizations, which have been terminated by the Board of Directors of the Company, and that purchases by the Company pursuant to the new Board of Directors' authorization may occur from time to time in the future.

The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 8.01 of Form 8-K as
Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.
--------- ---------------------------------

     (c)  Exhibits.
          --------
          99.1  News Release dated October 20, 2004








                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PARK ELECTROCHEMICAL CORP.



Date:  October 21, 2004       By: /s/Murray O. Stamer
                                  ------------------------
                            Name: Murray O. Stamer
                           Title: Senior Vice President and
                                  Chief Financial Officer






                        EXHIBIT INDEX



Number
Exhibit     Description                               Page

99.1        News Release dated October 20, 2004        5